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                                                                   EXHIBIT 10.27

                                     WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS ROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF OTHER APPLICABLE JURISDICTIONS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE 1933 ACT OR AN EXEMPTION SATISFACTORY TO THE ISSUER OF COMPLIANCE WITH THE 1933 ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE 1933 ACT.

                Right to Purchase 400,000 Shares of Common Stock

                                       of

                                 SYNQUEST, INC.

                          Common Stock Purchase Warrant

         SYNQUEST, INC., a Georgia corporation (the "Company"), hereby certifies that, for value received, Ford Motor Company (including any Permitted Transferee, the "Holder") is entitled, subject to the terms set forth below, to purchase from the Company, commencing on the Exercise Date (as hereinafter defined) and thereafter, at any time or from time to time before 5:00 p.m., Atlanta, Georgia time, on the Expiration Date (as hereinafter defined), that number of fully paid and nonassessable Shares (as hereinafter defined) equal to the Warrant Number (as hereinafter defined), at a purchase price per share equal to the Purchase Price (as hereinafter defined). The Warrant Number and the per share Purchase Price are subject to adjustment as provided in this Warrant.

         This Warrant is issued pursuant to and is contemplated by that certain agreement between the Company and the Holder, dated as of May 17, 2000, a copy of which is on file at the principal office of the Company.

         As used in this Warrant, the following terms have the respective meanings set forth below:

         (a) "Affiliate" means, with respect to any person, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such person; provided, that in no event shall Ford (or any Affiliate of Ford) be deemed to be an Affiliate of the Company. Without limiting the foregoing, a person shall be deemed to control another person if


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such Person possesses, directly or indirectly, the power (a) to vote 10% or more of the securities having ordinary voting power for the election of directors or other managers of such other person or (b) to direct or cause the direction of the management and policies of such other person, whether through the ownership of voting securities, by contract or otherwise.

         (b) "Company" includes SynQuest, Inc., a Georgia corporation, and any corporation that succeeds to or assumes the obligations of SynQuest, Inc. under this Warrant.

         (c) "Fair Market Value Per Share" means, (a) following the IPO, and provided the Common Stock of the Company is regularly traded in an organized securities market, the last reported closing price for the Stock on the day immediately preceding the date of determination; and (b) as to all securities of the Company not regularly traded in the securities markets, the fair market value of such securities as determined in good faith the Board of Directors of the Company.

         (d) "IPO" means the first firm commitment underwritten public offering of Common Stock of the Company to the general public registered under the 1933 Act completed by the Company which results in proceeds (before underwriting discounts and commissions) to the Company of at least $25,000,000 and the listing of the Company's Common Stock on a nationally recognized securities exchange.

         (e) "Permitted Transferees" means any Affiliate of Ford, any Pension Plan which is sponsored by Ford or any of its Affiliates, or any donee of Ford or any of its Affiliates which qualifies as a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code.

         (f) "Purchase Price" means $8.00 per share. The Purchase Price is subject to adjustment as specified in this Warrant.

         (g) "Shares" means the common stock, $.01 par value per share of the Company (the "Common Stock") and any other securities into which or for which any of the securities described in this Section may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (h) "Warrant Number" initially means 400,000 Shares. The Warrant Number is subject to adjustment as specified in this Warrant.

         1. Term. This Warrant is exercisable, in whole or in part, at any time and from time to time commencing on May 17, 2001 (the "Exercise Date") and prior to the Expiration Date (as hereinafter defined). This Warrant will expire and be of no further force and effect upon the earlier to occur of (x) the time when it has been exercised with respect to all shares of Common Stock which the Holder is or may become entitled to purchase hereunder or (y) 5:00 p.m., Atlanta, Georgia time on May 17, 2003 (the "Expiration Date"); provided that the Expiration Date shall be extended by one month for each month (or part thereof) after June 1, 2001 that the Company has not completed an IPO, up to a maximum extension of 24 months (that is, in no event will the Expiration Date be extended beyond May 17, 2005).

         2. Exercise of Warrant. The purchase rights represented by this Warrant may be exercised by the Holder as provided in Section 1 in whole or in part by the surrender of this


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Warrant to the Company at its principal office in Atlanta (or whatever city in which its principal office is maintained), along with a written notice stating that the Holder intends to purchase all or a specified number of the Shares pursuant to this Warrant, and together with payment of the Purchase Price for the shares then purchased. Such payment must be made, at the option of the Holder, by certified or official bank check payable to the order of the Company in same day funds or by wire transfer of same day funds to an account designated by the Company for that purpose. If the number of Shares then purchased is less than the total number of Shares then issuable upon exercise of this Warrant, the Company will cancel this Warrant upon surrender and will execute and deliver a new Warrant of like tenor and date for the balance of the shares issuable upon the exercise of this Warrant; however, if only a fractional share remains unexercised, then the Company will make a cash payment for the fractional share in lieu of issuing a new Warrant. As promptly as practicable after surrender of this Warrant, the Company will issue and deliver to the Holder, at the address appearing in the books of the Company or otherwise designated by Holder, a certificate or certificates for the applicable number of Shares. Certificates representing Shares purchased pursuant to this Warrant must bear restrictive legends substantially similar to those at the head of this Warrant, if required under applicable state and federal securities laws.

         In lieu of exercising this Warrant for cash pursuant to the immediately preceding paragraph, subject to applicable securities laws, the Holder may elect to receive the number of Shares determined pursuant to the formula set forth below by surrender of the Warrant (or a portion thereof) at the principal office of the Company together with an exercise notice indicating such election:

                                       A-B
                      X  =    Y x   _________

                                        A

         X        =        the number of Shares to be issued to the Holder

         Y        =        the number of Shares purchasable under this Warrant
                           (at the date of calculation) for which an exercise notice has been given

         A        =        the Fair Market Value Per Share (at the date of such
                           calculation); and

         B        =        Exercise Price.

         3. Reservation of Shares; Validity of Issuance. The Company will reserve for issuance as of the Exercise Date of this Warrant and keep available out of its authorized but unissued Common Stock, free from preemptive rights, such number of Shares for which this Warrant is from time to time exercisable. The Company represents and warrants that all Shares issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and will be free from all taxes, liens and charges in respect of their issuance.

         4. Merger, Consolidation or Sale of Assets. In the event of any capital reorganization or any consolidation or merger of the Company with or into another person (each, a


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"Reorganization"), the Holder will have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Shares then purchasable and receivable upon the exercise of the rights represented by this Warrant, the kind and number of shares of stock, securities or other property (including cash) of the Company, or other corporation resulting from such consolidation or surviving such merger, to which the Holder of the number of outstanding Shares equal to the number of shares of such stock then purchasable and receivable upon the exercise of the rights represented by this Warrant immediately prior to such Reorganization would have been entitled to receive with respect to such Reorganization, and in any such case appropriate provision will be made in the application of the provisions of this Warrant with respect to the rights and interests thereafter of the Holder to the end that the provisions of this Warrant will thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities or property thereafter deliverable upon the exercise of this Warrant. The Company will not effect any Reorganization unless prior to or simultaneously with the consummation of such Reorganization the successor corporation (if other than the Company) resulting from such Reorganization assumes by written instrument executed and delivered to the Holder at the address of the Holder appearing in the books of the Company, the obligation to deliver to the Holder such shares, securities or property as, in accordance with the provisions of this Section 4, the Holder may be entitled to purchase. The provisions of this Section 4 will similarly apply to successive Reorganizations.

         5. Adjustments for Stock Splits and Combinations. If (1) the outstanding shares of Common Stock of the Company are subdivided into a greater number of Shares, or (2) a dividend in Common Stock or other securities of the Company convertible or exchangeable into Common Stock is paid in respect of the Common Stock, then the number of Shares that may be acquired by the Holder upon the exercise of this Warrant and the Purchase Price will be proportionately adjusted, simultaneously with the effectiveness of the subdivision or immediately after the record date of such dividend. That is, the number of Shares purchasable upon exercise of the Warrant will be proportionately increased, and the Purchase Price per share will be proportionately decreased. In the case of a dividend in securities convertible or exchangeable into shares of Common Stock, the number of shares of Common Stock issuable upon the conversion or exchange of such securities will be deemed to have been distributed with respect to the Common Stock. Conversely, if the outstanding Common Stock is combined into a smaller number of shares, the number of Shares of Common Stock that may be acquired by the Holder upon the exercise of this Warrant and the Purchase Price will be proportionately adjusted, simultaneously with the effectiveness of the combination. That is, the number of Shares subject to the Warrant will be proportionately decreased, and the Purchase Price per share will be proportionately increased.

         6. Notice of Certain Events. If at any time:

                  (i) the Company declares or pays any dividend or makes any distribution to the holders of its common stock;

                  (ii) the Company offers to the holders of its outstanding shares of common stock the right to subscribe for additional shares of its common stock or any additional shares of stock of any class or other rights;


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                  (iii)    there is any reclassification of the capital stock of
the Company, or Reorganization of the Company with, or sale of all or substantially all of its assets to, another corporation or entity; or

                  (iv) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of the above cases, the Company must give written notice, by first class mail, postage prepaid, or overnight delivery, addressed to the Holder at the address of the Holder as shown on the books of the Company, of the date on which (i) the books of the Company will be closed or a record will be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, sale, dissolution, liquidation or winding up will take place, as the case may be. The notice must also specify the date as of which the holders of common stock of record will participate in the dividend, distribution or subscription rights, or will be entitled to exchange their common stock for securities or other property deliverable upon such Reorganization, reclassification, sale, dissolution, liquidation or winding up, as the case may be. Such written notice must be given not less than 30 days prior to the record date or the date on which the transfer books of the Company are closed in respect to such record date or prior to the action in question. Any notices given pursuant to this Section will be effective and deemed received upon the date of actual receipt or upon the fifth calendar day subsequent to deposit in the United States mail (or other comparable mail system), whichever is earlier.

         7. No Impairment. The Company will not, by amendment of its Articles of Incorporation or other charter or bylaw documents or through any Reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by the Company under this Warrant, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all actions that may be necessary or appropriate in order to protect the rights of the Holder.

         8. No Voting Rights. This Warrant will not entitle the Holder to any voting rights or other rights as a shareholder of the Company, and no dividend or interest will be payable or accrue in respect of this Warrant or the interest represented by or the shares purchasable under this Warrant, until and unless, and except to the extent that, this Warrant is exercised.

         9. Stock Certificates. The Company will issue stock certificates upon the exercise of this Warrant without charge to the Holder for any tax (other than taxes attributable to any difference between the fair market value and the exercise price of this Warrant on the date of the exercise of this Warrant) in respect of the issuance of such stock. The Holder will for all purposes be deemed to have become the holder of record of the shares issued upon exercise of this Warrant on the date on which the Warrant was surrendered and payment of the Warrant Price was made, regardless of the date of delivery of the certificate for the shares, except that, if the date of surrender and payment is a date when the stock transfer books of the Company are closed, the Holder will be deemed to have become the holder of such shares at the close of business in the next succeeding date on which the stock transfer books are open.


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         10. Lost, Stolen, Mutilated or Destroyed Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in case of loss, theft or destruction, upon the agreement of the Holder to indemnify the Company, or in the case of mutilation, upon surrender and cancellation of this Warrant, the Company will issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

         11. Applicable Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Georgia, without regard to its principles of conflicts of laws.

         12. No Assignment. This Warrant, and Holder's rights under this Warrant, may be transferred, assigned or conveyed, in whole or in part, by Holder to Permitted Transferees without the prior written consent of the Company, in its sole discretion.

         13. Piggyback Registration. If the Company, at any time after the IPO, proposes to file on its behalf or on behalf of any of its security holders a registration statement under the 1933 Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form unless such forms are being used in lieu of or as the functional equivalent of, registration rights) for any class that is the same or similar to Shares, it will give written notice setting forth the terms of the proposed offering and such other information as the Holder may reasonably request to all holders of Shares at least thirty (30) days before the initial filing with the Securities and Exchange Commission (the "Commission") of such registration statement, and offer to include in such filing such Shares as the Holder may request. Each Holder of any such Shares desiring to have Shares registered under this Section 13 will advise the Company in writing within fourteen (14) days after the date of receipt of such notice from the Company, setting forth the amount of such Shares for which registration is requested. Failure to give such notice shall be deemed a waiver of the rights of the Holder under this Section 13 with respect to such proposed registration, but not with respect to any subsequent registration. The Company will thereupon include in such filing the number of Shares for which registration is so requested, and will use its best reasonable efforts to effect registration under the 1933 Act of such Shares.

         Notwithstanding the foregoing, if the managing underwriter or underwriters, if any, of such offering determines that inclusion of all of the Shares requested to be included exceeds the number which can be sold in such offering without materially and adversely affecting the price of the shares sold in the offering, then the amount of securities to be offered for the accounts of Holder will be reduced pro rata (according to the Shares proposed to be registered) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided, however, that if securities are being offered for the account of other persons as well as the Company, then with respect to the Shares intended to be offered by Holder, Shares shall be allocated among such other persons and Holder pro rata based on the number of shares for which registration was requested.

         14. Registration Procedures. In connection with any registration of Shares hereunder, the Company shall, as soon as reasonably practicable:


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                  (a)      prepare and file with the Commission a registration
statement with respect to such Shares and use its best reasonable efforts to cause such registration statement to become and remain effective until the earlier of such time as all Shares subject to such registration statement have been disposed of or the expiration of one hundred eighty (180) days;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all Shares covered by such registration statement until the earlier of such time as all of such Shares have been disposed of or the expiration of one hundred eighty (180) days; provided, however, that the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the 1933 Act;

                  (c) furnish to each Holder such number of copies of the registration statement and prospectus (including, without limitation, a preliminary prospectus) in conformity with the requirements of the 1933 Act (in each case including all exhibits) and each amendment or supplement thereto, together with such other documents as any Holder may reasonably request;

                  (d) use its best reasonable efforts to register or qualify the Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and its territories and possessions as each Holder reasonably requests, and do such other acts and things as may be reasonably required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such registration statement;

                  (e) otherwise use its best reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as practicable, an earnings statement covering the period of at least twelve months beginning with the first month after the effective date of such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the 1933 Act;

                  (f) provide and cause to be maintained a transfer agent and registrar for Shares covered by such registration statement from and after a date not later than the effective date of such registration statement;

                  (g) if requested by the underwriters for any underwritten offering or Shares on behalf of a Holder of Shares pursuant to a registration requested under Section 13, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions with respect to indemnities and contribution as are reasonably satisfactory to such underwriters and the Holder; the Holder on whose behalf Shares are to be distributed by such underwriters will be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on


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the part of, the Company to and for the benefit of such underwriters, will also be made to and for the benefit of such Holder of Shares; and no Holder of Shares will be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable and customary representations, warranties, or agreements regarding such Holder, such Holder's Shares, such Holder's intended method or methods of disposition, and any other representation required by law;

                  (h) request, at the written request of any Holder, on the date that such Shares are delivered to the underwriters for sale pursuant to such registration, or, if such Shares are not being sold through underwriters, on the date that the registration statement with respect to such Shares becomes effective, (i) an opinion in form and substance reasonably satisfactory to such Holder, and addressing matters customarily addressed in underwritten public offerings, of the counsel representing the Company for the purposes of such registration (who will not be an employee of the Company and who will be reasonably satisfactory to such Holder), addressed to the underwriters, if any, and to the selling Holder; and (ii) a letter (the "comfort letter") in form and substance reasonably satisfactory to such Holder, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the selling Holder making such request (and, if such accountants refuse to deliver the comfort letter to such Holder, then the Company will request that the comfort letter will be addressed to the Company and accompanied by a letter from such accountants addressed to such Holder stating that they may rely on the comfort letter addressed to the Company); and

                  (i) during the period when the registration statement is required to be effective, notify each selling Holder of the happening of any event as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (j) the Company's obligations under Section 13 above with respect to each Holder of Shares are expressly conditioned upon (1) the Holder's furnishing to the Company in writing such information concerning the Holder and the terms of the Holder's proposed offering as the Company shall reasonably request for inclusion in the registration statement, (2) if the offering is underwritten and the underwriter so requests, the Holder's execution of an underwriting agreement in a form reasonably proposed by the underwriters, and
(3) the execution by the Holder of a lock-up letter whereby they agree to refrain from trading in securities of the Company for a period not to exceed 180 days, if requested by the underwriter or the Company.


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         15. Rule 144 and Rule 144A Availability. At all times following the completion of an IPO, the Company will take such action as the Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Shares without registration pursuant to and in accordance with
(a) Rule 144 or Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation adopted by the Commission. Upon the request of any Holder of Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         16. Rule 144A Information. The Company agrees that, upon the request of any Holder or any prospective purchaser of the Warrant or the Shares designated by a Holder, the Company will promptly provide (but in any case within fifteen
(15) days of a request) to such Holder or potential purchaser, the following information:

                  (a) a brief statement of the nature of the business of the Company and any subsidiaries and the products and services they offer;

                  (b) the most recent consolidated balance sheets and profit and losses and retained earnings statements, and similar financial statements of the Company for such part of the two preceding fiscal years prior to such request as the Company has been in operation (such financial information will be audited, to the extent reasonably available); and

                  (c) such other information about the Company, its subsidiaries and their business, financial condition, and results of operations as the requesting Holder or purchaser of such Warrant reasonably requests in order to comply with Rule 144A, as amended, and any of the provisions of the federal and state securities laws.

The Company hereby represents and warrants to any such requesting Holder and any prospective purchaser of the Warrant or Shares from such Holder that the information provided by the Company pursuant to this Section 16 will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         17. Listing on Securities Exchange. If the Company lists its Common Stock on any securities exchange or on the National Association of Securities Dealers, Inc. Automated Quotation System or similar system, it will, at its expense, list thereon, maintain and, when necessary, increase such listing of all Shares.

         18. Indemnification.

                  (i) Indemnification by the Company. In addition to any other rights or remedies to which the Holder may be entitled, the Company agrees to and will indemnify and hold harmless the Holder and its Affiliates and their respective successors, assigns, officers, directors, employees, attorneys, and agents (individually and collectively, an "Indemnified Party") from and against any and all losses, claims, obligations, liabilities, deficiencies, diminutions in value, penalties, causes of action, damages, out-of-pocket costs, reasonable attorneys' fees, and expenses (including, without limitation, costs and expenses of investigation


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and defense, attorneys' fees and expenses) (collectively "Losses") including, without limitation, those arising out of the sole, comparative or contributory negligence of any Indemnified Party, that the Indemnified Party may suffer, incur, or be responsible for, arising or resulting from any registration of the Shares including liabilities arising from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Holder expressly for use therein or by the Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holder with a sufficient number of copies of the same The foregoing indemnification includes any such claims, actions, damages, costs and expenses incurred by reason of the sole, comparative or contributory negligence of the person to be indemnified, but excludes any of the same incurred by reason of such person's gross negligence or willful misconduct as determined by a final and nonappealable judgment of a court of competent jurisdiction.

                  (i) Indemnification by Holder of Shares. In connection with any Registration Statement in which a Holder of Shares is participating, such Holder of Shares will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and will severally indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is finally judicially determined to have been contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and was relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any selling Holder of Shares hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses and underwriter's discounts and commissions) received by such Holder upon the sale of the Shares giving rise to such indemnification obligation.

                  (ii) Conduct of Indemnification Proceedings. If any person shall become entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party, as incurred, within five calendar days of written notice thereof to the


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indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 18, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.


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         IN WITNESS WHEREOF, the Company's duly authorized officer has executed this Warrant as of May 17, 2000.

                                             SYNQUEST, INC.


                                             By: /s/ Joe Trino
                                                --------------------------------
                                             Name: Joe Trino

                                             Title: Chief Executive Officer


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